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                                                                    Exhibit 10.7

                        FIRST AMENDMENT TO AMENDED AND
                        ------------------------------
                           RESTATED CREDIT AGREEMENT
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     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("First
                                                                     -----
Amendment"), dated as of November 3, 1999, is made and entered into by and among
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WHOLE FOODS MARKET, INC. (the "Company"), a Texas corporation, the banking
                               -------
institutions from time to time a party to the Credit Agreement (as hereinafter defined), as amended by this First Amendment (each, together with its successors and assigns, a "Bank" and collectively, the "Banks"), and CHASE BANK OF TEXAS,
                ----                         -----
NATIONAL ASSOCIATION, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").
                                      -----

RECITALS:
--------

     WHEREAS, the Company, the Agent and certain Banks are parties to an Amended and Restated Credit Agreement dated as of June 28, 1999 (said Credit Agreement being hereinafter referred to as the "Credit Agreement"); and
                                      ----------------

     WHEREAS, as a result of corporate reorganizations of certain of the Company's Subsidiaries and the entry by such Subsidiaries of the Company into internet strategy lines of business, the Company, the Agent and the Banks have agreed, on the terms and conditions herein set forth, that the Credit Agreement be amended in certain respects.

AGREEMENTS:
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     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged and confessed, the Company, the Agent and the Banks do hereby agree as follows:

  General Definitions.  Except as expressly modified by this First Amendment,
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 capitalized terms used herein which are defined in the Credit Agreement shall
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                   have the same meanings when used herein.
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New Definitions.  The following defined terms are hereby added to Section 1 of
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           the Credit Agreement to hereafter be and read as follows:
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First Amendment shall mean that certain First Amendment of Amended and Restated
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Credit Agreement dated effective November 3, 1999, by and among the Company, the
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                             Banks and the Agent.
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Permitted Internet Strategy Investments shall mean (a) those Investments by the
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Company and/or WholePeople.com, Inc. in American WholeHealth, Inc. and in Real
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    Goods Trading Corporation that are described in Section 4 of the First
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    Amendment, (b) those Investments by WholePeople.com, Inc. or any of its
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Subsidiaries in internet strategy lines of business to the extent, but only to
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 the extent, that such internet strategy Investments are financed by proceeds
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received by WholePeople.com, Inc. from the WholePeople Preferred Stock Offering,
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   and (c) those Investments by the Company represented and evidenced by its
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ownership, as of the effective date of the First Amendment, of Stock in Amrion,
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 Inc., a Colorado corporation, WholePeople.com, Inc., a Texas corporation, and
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                    wholefoods.com, a Delaware corporation.
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 WholePeople Preferred Stock Offering shall mean the sale by WholePeople.com,
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Inc. of any of the Preferred Stock of WholePeople.com, Inc. consented to by the
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 Agent and the Banks under the provisions of Section 4 of the First Amendment.
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                Modification of Loans and Investments Covenant.
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 (a) Sections 6.7(a) and 6.7(f) of the Credit Agreement are hereby amended and
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        restated in their entirety to hereafter be and read as follows:
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   (a) Stock of any Subsidiary, subject to the terms of Section 6.7(h) as to
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              Investments in internet strategy lines of business.
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          (f)  so long as no Default shall have occurred and is then continuing, and subject to the terms of Section 6.2, loans by the Company or any
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     Guarantor to any Subsidiary of the Company, provided that the sum of (i)
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     the aggregate amount of loans by the Company or any Guarantor to
     WholePeople.com, Inc., wholefoods.com, and/or any other Subsidiary of the Company involved in internet strategy lines of business (other than loans by WholePeople.com, Inc. to any of its Subsidiaries of proceeds received from any WholePeople Preferred Stock Offering) and (ii) the aggregate amount of Investments by the Company and/or any Guarantor in internet strategy lines of business (over and above the Permitted Internet Strategy Investments), on a consolidated basis, may not exceed $20,000,000.

     (b)  A new Section 6.7(h) is hereby added to the Credit Agreement to
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hereafter be and read as follows:

          (h) so long as no Default shall have occurred and is then continuing, Investments by the Company and/or any Guarantor in internet strategy lines of business, provided that the sum of (i) the aggregate amount of loans by
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     the Company or any Guarantor to WholePeople.com, Inc., wholefoods.com, and/or any other Subsidiary of the Company involved in internet strategy lines of business (other than loans by WholePeople.com, Inc. to any of its Subsidiaries of proceeds received from any WholePeople Preferred Stock Offering) and (ii) the aggregate amount of Investments by the Company and/or any Guarantor in internet strategy lines of business (over and above the Permitted Internet Strategy Investments), on a consolidated basis, may not exceed $20,000,000.

     (c) The Company, the Agent and the Banks acknowledge and agree that the above-described $20,000,000 limit as to loans and Investments for internet strategy lines of business is an aggregate limit for all such loans and Investments taken as a whole and is not intended to create separate limits of $20,000,000 for all such loans and $20,000,000 for all such Investments.

                   Section 1.   Limited Consent and Waiver.
                   -----------------------------------------

  (a) Pursuant to Glenda Flanagan's October 13, 1999 letter to the Agent, the
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   Company has informed the Agent that the Company's Board of Directors has
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authorized and approved the following specified actions previously taken or to
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              be taken by certain of the Company's Subsidiaries:
              --------------------------------------------------

     1. Creation of WholePeople.com, Inc., a Texas corporation which is a wholly-owned Subsidiary of the Company;

     2. Either (i) the merger of WholePeople.com, Inc. with and into Amrion, Inc. (with Amrion, Inc. being the surviving entity which then changes its name to WholePeople.com, Inc.) or (ii) the dissolution of the Texas corporation named WholePeople.com, Inc. and the change by Amrion, Inc. of its name to WholePeople.com, Inc. (with the entity ultimately conducting business under the name WholePeople.com, Inc. being hereinafter referred to "WP.com");

     3.   wholefoods.com  becoming a wholly-owned Subsidiary of WP.com; and

     4. WP.com's sale of (i) 13.46% of its ownership interests to outside investors in the form of shares of Series A Preferred Stock (the "Preferred Stock") for up to $35,000,000 upon the terms set forth in the term sheet (the "Term Sheet") attached to Ms. Flanagan's October 13, 1999 letter and (ii) 20% of its ownership interests to employees via stock and option pools.

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Additionally, Ms. Flanagan's October 13, 1999 letter informs the Agent of the
Company's and WP.com's acquisition of a minority ownership interest in American WholeHealth, Inc. for an aggregate investment of approximately $20,000,000, and a supplemental October 20, 1999 letter from Ms. Flanagan to the Agent informs the Agent of WP.com's acquisition of a minority ownership interest in Real Goods Trading Corporation for an aggregate investment of approximately $3,600,000. Since the above-described actions result or would result in the violation of certain covenants set forth in the Credit Agreement as more particularly described below, the Company has requested that the Agent and the Banks under the Credit Agreement consent to the above-described actions by the Company and its applicable Subsidiaries and expressly waive any non-compliance by the Company and its applicable Subsidiaries of the provisions of the Credit Agreement described below as a result of the implementation of the above-described actions.

     (b) The Agent and each of the Banks hereby expressly consent to the above-described actions by the Company and its applicable Subsidiaries and waive the following provisions of the Credit Agreement, but only insofar as such provisions apply to and otherwise prevent the above-described actions taken or to be taken by the Company and its applicable Subsidiaries:

          1. The "Liquidation Payment" described in Paragraph III. C. of the Term Sheet and the "Put Option" described in Paragraph III. G. of the Term Sheet would each create Contingent Obligations of the Company and WP.com in excess of the permitted amount of Contingent Obligations allowed under Sections 6.1(k) and 6.3 of the Credit Agreement;
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          2.   The sale of the Preferred Stock is not permitted under the terms of Section 6.4(d) of the Credit Agreement since the contemplated
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     $35,000,000 sales price for the Preferred Stock exceeds the Permitted Stock
     Disposition threshold set forth in Section 6.4(z) of the Credit Agreement;
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          3.   The transfer to employees of up to 20% of the ownership interests in WP.com via stock and option pools is not permitted under the terms of
     Section 6.4(d) of the Credit Agreement;
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          4.   The expansion by WP.com and wholefoods.com into internet strategy lines of business not considered to be in the natural foods industry is not permitted by Section 6.5 of the Credit Agreement;
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          5.   The approximately $20,000,000 investment by the Company and
     WP.com in American WholeHealth, Inc. and the approximately $3,600,000 investment by WP.com in Real Goods Trading Corporation are not Investments which are permitted under Section 6.7 of the Credit Agreement prior to the
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     amendment of said Section 6.7 in accordance with the terms hereof; and
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          6.   The dividends contemplated to be paid to the holders of the
     Preferred Stock under Paragraph III. B. of the Term Sheet are not permitted to be paid under the terms of Section 6.11 (b) of the Credit Agreement.
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The Company, the Agent and the Banks agree that the actions described above in this subparagraph (b) which are hereby consented to by the Agent and the Banks are independent of, and shall not be included within or count towards, any permitted, applicable threshold(s) for any such actions otherwise provided for in Article 6 or any other provision of the Credit Agreement.
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     (c)  Each of the above-described provisions of the Credit Agreement are not waived for any other event or occurrence and the Company hereafter shall be required to strictly comply with all of such provisions of the Credit Agreement. The consent of the Agent and the Banks to the Preferred Stock offering is also subject to and conditioned upon such offering and sale of the Preferred Stock being in compliance in all material respects with the terms set forth and disclosed in the Term Sheet. Except for the express consent and waivers contained above, no provision, term, covenant, representation or agreement contained in the Credit Agreement is waived, and all such provisions, terms, covenants, representations and agreements are in full force and effect.

  Representations and Warranties.  The Company represents and warrants to the
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Agent and the Banks that the representations and warranties contained in Section
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            4 of the Credit Agreement and in all of the other Loan
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   Documents are true and correct in all material respects on and as of the
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 effective date hereof as though made on and as of such effective date.  The
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 Company hereby certifies that no event has occurred and is continuing which
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  constitutes a Default or an Event of Default under the Credit Agreement or
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    which, upon the giving of notice or the lapse of time, or both, would
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constitute a Default or an Event of Default.  Additionally, the Company hereby
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  represents and warrants to the Agent and the Banks that the resolutions or
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 authorizations of the Board of Directors (or other governing parties) of the
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   Company and its Subsidiaries which are set out in the following described
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 Secretary's Certificates or Authorizations remain in full force and effect as
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of the effective date hereof and have not been modified, amended, superseded or
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                                   revoked:
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     (a)  That certain Secretary's Certificate dated June 25, 1999, executed and delivered to the Agent by the Secretary of Whole Foods Market, Inc. in connection with the Credit Agreement;

     (b) That certain Secretary's Certificate dated June 25, 1999, executed and delivered to the Agent by the Assistant Secretary of Mrs. Gooch's Natural Foods Market, Inc., The Sourdough: A European Bakery, Inc., WFM Beverage Corp., Whole Food Company, Inc., Whole Foods Market California, Inc., Whole Foods Market Services, Inc., Whole Foods Market Distribution, Inc., wholefoods.com, inc., Whole Foods Market Southwest I, Inc., Amrion, Inc., Allegro Coffee Company, Whole Foods Market Group, Inc., Nature Heartland, Inc. and Whole Foods Market Southwest Investments, Inc. in connection with the Credit Agreement;

     (c) That certain Secretary's Certificate dated July 16, 1999, executed and delivered to the Agent by the Secretary of Biosmart Direct, Inc. in connection with that certain Joinder Agreement dated effective July 16, 1999, executed and delivered to the Agent by Biosmart Direct, Inc.; and

     (d) That certain Authorization dated June 28, 1999, executed and delivered to the Agent by the Members of Whole Foods Market Brand 365, LLC, in connection with the Credit Agreement.

Limitations.  The amendments set forth herein are limited precisely as written
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 and shall not be deemed to (a) be a consent to, or waiver or modification of,
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 any other term or condition of the Credit Agreement or any of the other Loan
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Documents, or (b) except as expressly set forth herein, prejudice any right or
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   rights which the Banks may now have or may have in the future under or in
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 connection with the Credit Agreement, the Loan Documents or any of the other
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   documents referred to therein.  Except as expressly modified hereby or by
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  express written amendments thereof, the terms and provisions of the Credit
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  Agreement, the Notes and any other Loan Documents or any other documents or
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  instruments executed in connection with any of the foregoing are and shall
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remain in full force and effect.  In the event of a conflict between this First
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Amendment and any of the foregoing documents, the terms of this First Amendment
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                             shall be controlling.
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Payment of Expenses.  The Company agrees, whether or not the transactions hereby
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contemplated shall be consummated, to reimburse and save the Agent and each of
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the Banks harmless from and against liability for the payment of all reasonable
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 substantiated out-of-pocket costs and expenses arising in connection with the
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     preparation, execution, delivery, amendment, modification, waiver and
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 enforcement of, or the preservation of any rights under this First Amendment,
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including, without limitation, the reasonable fees and expenses of counsel for
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the Agent and other charges which may be payable in respect of, or in respect of
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    any modification of, the Credit Agreement and the Loan Documents.  The
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provisions of this Section shall survive the termination of the Credit Agreement
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                        and the repayment of the Loans.
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

Descriptive Headings, etc.  The descriptive headings of the several Sections of
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this First Amendment are inserted for convenience only and shall not be deemed
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    to affect the meaning or construction of any of the provisions hereof.
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 Entire Agreement.  This First Amendment and the documents referred to herein
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represent the entire understanding of the parties hereto regarding the subject
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  matter hereof and supersede all prior and contemporaneous oral and written
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  agreements of the parties hereto with respect to the subject matter hereof,
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including, without limitation, any commitment letters regarding the transactions
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                     contemplated by this First Amendment.
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     Counterparts.  This First Amendment may be executed in any number of
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counterparts and by different parties on separate counterparts and all of such
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 counterparts shall together constitute one and the same instrument.  Complete
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     sets of counterparts shall be lodged with the Company and the Agent.
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References to Credit Agreement.  As used in the Credit Agreement (including all
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   Exhibits thereto) and all other Loan Documents, on and subsequent to the
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effective date hereof, the term "Agreement" shall mean the Credit Agreement, as
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                       amended by this First Amendment.
                       --------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE (S)26.02

THIS FIRST AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN CREDIT AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                              WHOLE FOODS MARKET, INC.
                              a Texas corporation

                              By:  /s/ Glenda Flanagan
                                   -----------------------------
                                   Glenda Flanagan
                                   Secretary


                              CHASE BANK OF TEXAS, NATIONAL
                               ASSOCIATION, individually
                               and as Agent

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________


                              WELLS FARGO BANK (TEXAS), N.A.

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________



                              FIRST UNION NATIONAL BANK

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

                              By:________________________________________
                              Name:______________________________________
                              Title: ____________________________________


                              BANKBOSTON, N.A.

                              By:________________________________________
                              Name:______________________________________
                              Title: ____________________________________


                              GUARANTY FEDERAL BANK, F.S.B.

                              By:________________________________________
                              Name:______________________________________
                              Title: ____________________________________


                              LASALLE BANK NATIONAL ASSOCIATION

                              By:________________________________________
                              Name:______________________________________
                              Title: ____________________________________

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

     The undersigned Guarantors (a) acknowledge and consent to the execution of the foregoing First Amendment, (b) confirm that the Guaranties previously executed or joined in by each of the undersigned Guarantors apply and shall continue to apply to all Indebtedness evidenced by or arising pursuant to the Credit Agreement or any other Loan Documents, notwithstanding the execution and delivery of this First Amendment by the Company, the Agent and each of the Banks, and (c) acknowledge that without this consent and confirmation, the Banks and the Agent would not agree to the modifications of the Credit Agreement which are evidenced by the foregoing First Amendment.


WHOLE FOODS MARKET SERVICES, INC.,
a Delaware corporation
WFM BEVERAGE CORP., a Texas corporation
WHOLE FOODS MARKET SOUTHWEST I, INC.,
a Delaware corporation
WHOLE FOODS MARKET SOUTHWEST INVESTMENTS, INC., a Delaware corporation WHOLE FOODS MARKET CALIFORNIA, INC., a California corporation
MRS. GOOCH'S NATURAL FOOD MARKETS, INC., a California corporation
WHOLE FOODS MARKET GROUP, INC.,
a Delaware corporation
AMRION, INC., a Colorado corporation
ALLEGRO COFFEE COMPANY, a Colorado corporation
WHOLE FOODS MARKET DISTRIBUTION, INC.,
a Delaware corporation
WHOLE FOOD COMPANY, INC., a Louisiana corporation
THE SOURDOUGH: A EUROPEAN BAKERY, INC.
a Texas corporation
NATURE'S HEARTLAND, INC.,
a Massachusetts corporation
wholefoods.com,
a Delaware corporation

By:   /s/ Glenda Flanagan
      ------------------------------
      Glenda Flanagan
      Secretary



WHOLE FOODS MARKET BRAND 365, LLC,
a California limited liability company

By:   Whole Foods Market Services, Inc.,
      a Texas corporation, Member

      By: /s/ Glenda Flanagan
          -------------------
          Glenda Flanagan, Vice President and
          Chief Financial Officer

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

WHOLE FOODS MARKET SOUTHWEST, L.P.,
a Texas limited partnership

By:  Whole Foods Market Southwest I, Inc.,
     a Delaware corporation


     By:  /s/ Glenda Flanagan
          --------------------
          Glenda Flanagan, Secretary



BIOSMART DIRECT, INC.,
a Colorado corporation


By:  /s/ David Robinson
     ----------------------------------
          David Robinson, President

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